Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock of PPD, Inc. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 12, 2021.

H&F CORPORATE INVESTORS VII, LTD.

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

HELLMAN & FRIEDMAN INVESTORS VII, L.P.

By:	H&F Corporate Investors VII, Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

HELLMAN & FRIEDMAN CAPITAL PARTNERS VII, L.P.

By:	Hellman & Friedman Investors VII, L.P., its general partner

By:	H&F Corporate Investors VII, Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

HELLMAN & FRIEDMAN CAPITAL PARTNERS VII (PARALLEL), L.P.

By:	Hellman & Friedman Investors VII, L.P., its general partner

By:	H&F Corporate Investors VII, Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

HFCP VII (PARALLEL-A), L.P.

By:	Hellman & Friedman Investors VII, L.P., its general partner

By:	H&F Corporate Investors VII, Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

H&F EXECUTIVES VII, L.P.

By:	Hellman & Friedman Investors VII, L.P., its general partner

By:	H&F Corporate Investors VII, Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

H&F CORPORATE INVESTORS VIII, LTD.

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

HELLMAN & FRIEDMAN INVESTORS VIII, L.P.

By:	H&F Corporate Investors VIII, Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

HELLMAN & FRIEDMAN CAPITAL PARTNERS VIII, L.P.

By:	Hellman & Friedman Investors VIII, L.P., its general partner

By:	H&F Corporate Investors VIII, Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

HELLMAN & FRIEDMAN CAPITAL PARTNERS VIII (PARALLEL), L.P.

By:	Hellman & Friedman Investors VIII, L.P., its general partner

By:	H&F Corporate Investors VIII, Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

HFCP VIII (PARALLEL-A), L.P.

By:	Hellman & Friedman Investors VIII, L.P., its general partner

By:	H&F Corporate Investors VIII, Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

H&F EXECUTIVES VIII, L.P.

By:	Hellman & Friedman Investors VIII, L.P., its general partner

By:	H&F Corporate Investors VIII, Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President

H&F ASSOCIATES VIII, L.P.

By:	Hellman & Friedman Investors VIII, L.P., its general partner

By:	H&F Corporate Investors VIII, Ltd., its general partner

By:	/s/ Trevor Watt
Name:	Trevor Watt
Title:	Vice President